Financial Instruments - Changes in Fair Value for Partnership's Contingent Consideration Liability Measured Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) - Jun. 30, 2015 - Contingent Consideration [Member] - Logitel Offshore Holding [Member] - USD ($)
$ in Thousands
	Total	Total
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	$ (21,562)	$ (21,448)
Settlement of liability	3,540	3,540
Adjustment to liability	2,569	2,569
Unrealized gain included in Other income - net	161	47
Balance at end of period	$ (15,292)	$ (15,292)